Fair Value Measurements, Guarantees, and Concentration of Credit Risk	12 Months Ended
Dec. 31, 2019
Fair Value Disclosures [Abstract]
Fair Value Measurements, Guarantees, and Concentration of Credit Risk [Text Block]
Note 18 – Fair Value Measurements, Guarantees, and Concentration of Credit Risk
The following table presents, by level within the fair value hierarchy, certain of our financial assets and liabilities. The carrying values of cash and cash equivalents, accounts receivable, margin deposits, and accounts payable approximate fair value because of the short-term nature of these instruments. Therefore, these assets and liabilities are not presented in the following table.

			Fair Value Measurements Using
	Carrying Amount	Fair Value	Quoted Prices In Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
	(Millions)
Assets (liabilities) at December 31, 2019:
Measured on a recurring basis:
ARO Trust investments	$201	$201	$201	$—	$—
Energy derivative assets not designated as hedging instruments	1	1	1	—	—
Energy derivative liabilities not designated as hedging instruments	(3)	(3)	(1)	—	(2)
Additional disclosures:
Long-term debt, including current portion	(22,288)	(25,319)	—	(25,319)	—
Guarantees	(41)	(27)	—	(11)	(16)

Assets (liabilities) at December 31, 2018:
Measured on a recurring basis:
ARO Trust investments	$150	$150	$150	$—	$—
Energy derivative assets not designated as hedging instruments	3	3	3	—	—
Energy derivative liabilities not designated as hedging instruments	(7)	(7)	(4)	—	(3)
Additional disclosures:
Long-term debt, including current portion	(22,414)	(23,330)	—	(23,330)	—
Guarantees	(43)	(30)	—	(14)	(16)

Fair Value Methods
We use the following methods and assumptions in estimating the fair value of our financial instruments:
Assets and liabilities measured at fair value on a recurring basis
ARO Trust investments: Transco deposits a portion of its collected rates, pursuant to its rate case settlement, into an external trust that is specifically designated to fund future ARO’s. The ARO Trust invests in a portfolio of actively traded mutual funds that are measured at fair value on a recurring basis based on quoted prices in an active market and is reported in Regulatory assets, deferred charges, and other in the Consolidated Balance Sheet. Both realized and unrealized gains and losses are ultimately recorded as regulatory assets or liabilities.
Energy derivatives: Energy derivatives include commodity-based exchange-traded contracts and over-the-counter contracts, which consist of physical forwards, futures, and swaps that are measured at fair value on a recurring basis. The fair value amounts are presented on a gross basis and do not reflect the netting of asset and liability positions permitted under the terms of our master netting arrangements. Further, the amounts do not include cash held on deposit in margin accounts that we have received or remitted to collateralize certain derivative positions. Energy derivative assets are reported in Other current assets and deferred charges and Regulatory assets, deferred charges, and other in the Consolidated Balance Sheet. Energy derivative liabilities are reported in Accrued liabilities and Regulatory liabilities, deferred income, and other in the Consolidated Balance Sheet.
Reclassifications of fair value between Level 1, Level 2, and Level 3 of the fair value hierarchy, if applicable, are made at the end of each quarter. No transfers between Level 1 and Level 2 occurred during the years ended December 31, 2019 or 2018.
Additional fair value disclosures
Long-term debt, including current portion: The disclosed fair value of our long-term debt is determined primarily by a market approach using broker quoted indicative period-end bond prices. The quoted prices are based on observable transactions in less active markets for our debt or similar instruments. The fair values of the financing obligations associated with our Dalton lateral and Atlantic Sunrise projects, which are included within long-term debt, were determined using an income approach (see Note 15 – Debt and Banking Arrangements).
Guarantees: Guarantees primarily consist of a guarantee we have provided in the event of nonpayment by our previously owned communications subsidiary, Williams Communications Group (WilTel), on a lease performance obligation that extends through 2042. Guarantees also include an indemnification related to a disposed operation.
To estimate the fair value of the WilTel guarantee, an estimated default rate is applied to the sum of the future contractual lease payments using an income approach. The estimated default rate is determined by obtaining the average cumulative issuer-weighted corporate default rate based on the credit rating of WilTel’s current owner and the term of the underlying obligation. The default rate is published by Moody’s Investors Service. The carrying value of the WilTel guarantee is reported in Accrued liabilities in the Consolidated Balance Sheet. The maximum potential undiscounted exposure is approximately $28 million at December 31, 2019. Our exposure declines systematically through the remaining term of WilTel’s obligation.
The fair value of the guarantee associated with the indemnification related to a disposed operation was estimated using an income approach that considered probability-weighted scenarios of potential levels of future performance. The terms of the indemnification do not limit the maximum potential future payments associated with the guarantee. The carrying value of this guarantee is reported in Regulatory liabilities, deferred income, and other in the Consolidated Balance Sheet.
We are required by our revolving credit agreement to indemnify lenders for certain taxes required to be withheld from payments due to the lenders and for certain tax payments made by the lenders. The maximum potential amount of future payments under these indemnifications is based on the related borrowings and such future payments cannot currently be determined. These indemnifications generally continue indefinitely unless limited by the underlying tax regulations and have no carrying value. We have never been called upon to perform under these indemnifications and have no current expectation of a future claim.
Nonrecurring fair value measurements
The following table presents impairments of assets and equity-method investments associated with certain nonrecurring fair value measurements within Level 3 of the fair value hierarchy, except as specifically noted. Impairments of equity-method investments are reported in Other investing income (loss) – net in the Consolidated Statement of Operations.

				Impairments
				Year Ended December 31,
	Segment	Date of Measurement	Fair Value	2019	2018	2017
			(Millions)
Impairment of certain assets:
Certain pipeline project (1)	Transmission & Gulf of Mexico	December 31, 2019	$22	$354
Certain gathering assets (2)	West	December 31, 2019	25	20
Certain gathering assets (2)	West	June 30, 2019	40	59
Certain idle gathering assets (3)	West	March 31, 2019	—	12
Certain gathering assets (4)	West	December 31, 2018	470		$1,849
Certain idle pipeline assets (5)	Other	June 30, 2018	25		66
Certain gathering assets (6)	West	September 30, 2017	439			$1,019
Certain gathering assets (7)	Northeast G&P	September 30, 2017	21			115
Certain NGL pipeline (8)	Other	September 30, 2017	32			68
Certain olefins pipeline project (9)	Other	June 30, 2017	18			23
Other impairments and write-downs (10)				19	—	23
Impairment of certain assets				$464	$1,915	$1,248
Impairment of equity-method investments:
Laurel Mountain (11)	Northeast G&P	September 30, 2019	$242	$79
Appalachia Midstream Investments (12)	Northeast G&P	September 30, 2019	102	17
Pennant (13)	Northeast G&P	August 31, 2019	11	17
UEOM (14)	Northeast G&P	March 17, 2019	1,210	74
UEOM (14)	Northeast G&P	December 31, 2018	1,293		$32
Other				(1)
Impairment of equity-method investments				$186	$32

______________

(1)
Relates to the Constitution development project. The estimated fair value of the Property, plant, and equipment – net was based on probability-weighted third-party quotes. See Note 4 – Variable Interest Entities for further discussion.

(2)
Relates to a gas gathering system in the Eagle Ford region with expected declines in asset utilization and possible idling of the gathering system. We designated these operations as held for sale, included in Other current assets and deferred charges, as of December 31, 2019. As a result, we measured the fair value of the disposal group using the expected sales price under a contract with a third party. These inputs resulted in a fair value measurement within Level 2 of the fair value hierarchy. The estimated fair value of the Property, plant, and equipment – net at June 30, 2019, was determined using a market approach, which incorporated indications of interest from third parties.

(3)	Reflects impairment of Property, plant, and equipment – net that is no longer in use for which the fair value was determined to be lower than the carrying value.

(4)
Relates to our gathering operations in the Barnett Shale. Certain of our contractual gathering rates, primarily those in the Barnett Shale, are based on a percentage of the New York Mercantile Exchange (NYMEX) natural gas prices. During the fourth quarter of 2018, we determined there was a sustained decline in the forward price curves for natural gas. During this same period, a large producer customer in the Barnett Shale removed their remaining drilling rig. These factors gave rise to an impairment evaluation of these assets, which incorporated management’s projections of future drilling activity and gathering rates, taking into consideration the information previously noted as well as recently available information regarding producer drilling cost assumptions in the basin. The resulting estimate of future undiscounted cash flows was less than our carrying value, necessitating the estimation of the fair value of the Property, plant, and equipment – net and Intangible assets – net of accumulated amortization. To arrive at the fair value, we utilized an income approach with a discount rate of 8.5 percent, reflecting an estimated cost of capital and risks associated with the underlying assets.

(5)
Relates to certain idle pipelines. The estimated fair value of the Property, plant, and equipment – net was determined by a market approach incorporating information derived from bids received for these assets, which we marketed for sale together with certain other assets. These inputs resulted in a fair value measurement within Level 2 of the fair value hierarchy. We sold these assets in the fourth quarter of 2018. (See Note 3 – Acquisitions and Divestitures.)

(6)
Relates to certain gathering operations in the Mid-Continent region. During the third quarter of 2017, we received solicitations and engaged in negotiations for the sale of certain of these assets which led to our impairment evaluation. The estimated fair value of the Property, plant, and equipment – net and Intangible assets – net of accumulated amortization was determined using an income approach and incorporated market inputs based on ongoing negotiations for a potential sale of a portion of the underlying assets. For the income approach, we utilized a discount rate of 10.2 percent, reflecting an estimated cost of capital and risks associated with the underlying assets.

(7)
Relates to certain gathering operations in the Marcellus South region resulting from an anticipated decline in future volumes following a third-quarter 2017 shut-in by the primary producer. The estimated fair value of the Property, plant, and equipment – net and Intangible assets – net of accumulated amortization was determined by the income approach utilizing a discount rate of 11.1 percent, reflecting an estimated cost of capital and risks associated with the underlying assets.

(8)
Relates to an NGL pipeline near the Houston Ship Channel region which we anticipated would be underutilized for the foreseeable future. The estimated fair value of the Property, plant, and equipment – net was primarily determined by using a market approach based on our analysis of observable inputs in the principal market. We sold these assets in the fourth quarter of 2018. (See Note 3 – Acquisitions and Divestitures.)

(9)
Relates primarily to project development costs associated with an olefins pipeline project in the Gulf Coast region, where we consider the likelihood of completion to be remote. The estimated fair value of the remaining Property, plant, and equipment – net considered a market approach based on our analysis of observable inputs in the principal market, as well as an estimate of replacement cost. We sold these assets in the fourth quarter of 2018. (See Note 3 – Acquisitions and Divestitures.)

(10)
Reflects multiple individually insignificant impairments and write-downs of other certain assets that may no longer be in use or are surplus in nature for which the fair value was determined to be lower than the carrying value.

(11)
Relates to a gas gathering system in the Marcellus region that was adversely impacted by lower sustained forward natural gas price expectations and changes in expected producer activity. The estimated fair value was determined using an income approach. We utilized a discount rate of 10.2 percent in our analysis.

(12)
Relates to a certain gathering system held in Appalachia Midstream Investments that was adversely impacted by changes in the timing of expected producer activity. The estimated fair value was determined using an income approach. We utilized a discount rate of 9.0 percent in our analysis.

(13)
The estimated fair value of Pennant Midstream, LLC (“Pennant”) was determined by a market approach based on recent observable third-party transactions. These inputs resulted in a fair value measurement within Level 2 of the fair value hierarchy.

(14)
The estimated fair value at March 17, 2019, was determined by a market approach based on the transaction price for the purchase of the remaining interest in UEOM as finalized just prior to the signing and closing of the acquisition in March 2019 (see Note 3 – Acquisitions and Divestitures). These inputs resulted in a fair value measurement within Level 2 of the fair value hierarchy. The estimated fair value at December 31, 2018, was determined by a market approach based on our analysis of inputs in the principal market.

Concentration of Credit Risk
The following table summarizes concentration of receivables, net of allowances:

	December 31,
	2019	2018
	(Millions)
NGLs, natural gas, and related products and services	$613	$626
Transportation of natural gas and related products	277	232
Accounts Receivable related to revenues from contracts with customers	890	858
Other	106	134
Trade accounts and other receivables	$996	$992
Customers include producers, distribution companies, industrial users, gas marketers, and pipelines primarily located in the continental United States. As a general policy, collateral is not required for receivables, but customers’ financial condition and credit worthiness are evaluated regularly. Based upon this evaluation, we may obtain collateral to support receivables.
In 2019, 2018, and 2017, Chesapeake Energy Corporation, and its affiliates, a customer currently primarily within our West segment, accounted for approximately 6 percent, 8 percent, and 10 percent, respectively, of our consolidated revenues, and as of December 31, 2019, accounted for $78 million of the consolidated Trade accounts and other receivables balance.